CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Other comprehensive (loss) income, tax:
Cash flow derivative transactions, tax	$ (3,588)
Change in unrealized fair value adjustment of available-for-sale securities, tax	(172)
AIG
Related party transactions
Corporate aircraft contributed by AIG, net of tax	16,690
Corporate aircraft contributed by AIG, tax	9,211
Compensation expenses, debt issue costs and other expenses	2,636
Corporate aircraft transferred to AIG, net of tax	25,379
Corporate aircraft transferred to AIG, tax	11,866
Aircraft transferred to AIG, other miscellaneous adjustments	$ (4)
AIG | Corporate aircraft transferred
Related party transactions
Number of corporate aircraft transferred to AIG	2